UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Antares Private Credit Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

October 9, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Antares Private Credit Fund (the “Company,” “we,” “us,” or “our”) to be held on Friday, November 13, 2026, at 10:00 A.M., Eastern Time. You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast. In order to attend and participate, vote and submit a question for the Annual Meeting, you must register to attend by contacting the independent proxy solicitation firm at attendameeting@equiniti.com. Once you have registered, you will receive an email confirmation with additional details related to the virtual meeting, including a unique link to attend. Prior to the Annual Meeting you will be able to vote your shares by following the instructions on your proxy card.

At the Annual Meeting, you will be asked to (i) elect two Class I Trustees of the Company who will serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified and (ii) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement include information relating to the matters to be acted on at the Annual Meeting.

Your vote is extremely important to us. To vote or submit your questions during the Annual Meeting, you will need to enter the control number on your notice of the Annual Meeting. If your shares are held in book-entry form on the records of U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, our transfer agent and registrar, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card or, alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.

On behalf of management and the Company’s Board of Trustees, we thank you for your continued support of the Company.

Sincerely,

/s/ Vivek Mathew
Vivek Mathew
Chief Executive Officer and President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM OR THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON NOVEMBER 13, 2026

Our Proxy Statement and annual report on Form 10-K for the year ended December 31, 2025 are available online at https://vote.proxyonline.com/antares/docs/proxy.pdf (please have the control number found on your proxy card ready when you visit this website).

The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:

●	The date, time and location of the meeting;
●	A list of the matters intended to be acted on and the Board of Trustees’ recommendations regarding those matters;
●	Any control/identification numbers that you need to access your proxy card; and
●	Information about attending the meeting and voting via live webcast.

ANTARES PRIVATE CREDIT FUND
320 SOUTH CANAL STREET, SUITE 4200
CHICAGO, ILLINOIS 60606

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 13, 2026

Notice is hereby given to holders of common shares of Antares Private Credit Fund, a Delaware statutory trust (the “Company,” “we,” “us,” or “our”), that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) will be held on Friday, November 13, 2026, at 10:00 a.m., Eastern Time. This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. It is important to note that shareholders will have the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting. You can participate in the Annual Meeting, vote and submit your questions during the Annual Meeting. In order to attend and participate, vote and submit a question for the Annual Meeting, you must register to attend by contacting the independent proxy solicitation firm at attendameeting@equiniti.com. Once you have registered, you will receive an email confirmation with additional details related to the virtual meeting, including a unique link to attend. Prior to the Annual Meeting you will be able to vote your shares by following the instructions on your proxy card. The Annual Meeting will be held for the following purposes:

1.	To elect two Class I Trustees of the Company who will serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified (the “Trustee Proposal”); and

2.	To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal”).

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE “FOR” (1) THE TRUSTEE PROPOSAL AND (2) THE AUDITOR PROPOSAL.

The close of business on October 7, 2026 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

Please call (866) 811-1442 (Monday through Friday, 9:00 a.m. – 10:00 p.m. Eastern Time) for directions on how to attend the Annual Meeting and vote via live webcast. Please note that if you plan to attend the Annual Meeting, you must register to attend by contacting the independent proxy solicitation firm at attendameeting@equiniti.com. Once you have registered, you will receive an email confirmation with additional details related to the virtual meeting, including a unique link to attend.

Your vote is extremely important to us. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and promptly return the enclosed voting instruction form or proxy card in the envelope provided. You may also vote easily and quickly by Internet or by telephone, following the instructions on the proxy card or, if your broker allows, the voting instruction form.

By Order of the Board of Trustees,

/s/ Vivek Mathew
Vivek Mathew
Chief Executive Officer and President

October 9, 2026

ANTARES PRIVATE CREDIT FUND

320 SOUTH CANAL STREET, SUITE 4200
CHICAGO, ILLINOIS 60606

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
NOVEMBER 13, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” and each member thereof, a “Trustee” and collectively, the “Trustees”) of Antares Private Credit Fund, a Delaware statutory trust (the “Company,” “we,” “us,” or “our”), for use at the Company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Friday, November 13, 2026, at 10:00 a.m., Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2026 Annual Meeting of Shareholders dated October 9, 2026 (the “Notice”). The Company is a closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Antares Capital Credit Advisers LLC, a Delaware limited liability company (the “Adviser”), serves as the investment adviser and administrator to the Company. The principal executive offices of each of the Company and the Adviser are located at 320 South Canal Street, Suite 4200, Chicago, Illinois 60606.

You can virtually attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting, and at any postponements or adjournments thereof. In order to attend and participate, vote and submit a question for the Annual Meeting, you must register to attend by contacting the independent proxy solicitation firm at attendameeting@equiniti.com. Once you have registered, you will receive an email confirmation with additional details related to the virtual meeting, including a unique link to attend. It is important to note that shareholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in-person meeting.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:00 a.m. Eastern Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. The virtual meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

This Proxy Statement and the accompanying Notice and form of proxy are being provided to shareholders on or about October 9, 2026. The Board has fixed the close of business on October 7, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 33,661,985.881 common shares of beneficial interest of the Company, par value $0.01 per share (the “Common Shares”), were issued and outstanding, and the Company had not issued any shares of preferred stock. Shareholders of the Company are entitled to cast one vote for each share held and fractional votes for each fractional share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” each of the Proposals described in this Proxy Statement, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or at any adjournment or postponement thereof.

1 Represents an estimated common share count as of the Record date based on the net asset value (“NAV”) of $24.70 per share as of September 1, 2026.

The Board does not know of any matter to be considered at the Annual Meeting other than (i) the election of the two Class I Trustee nominees (the “Trustee Proposal”) and (ii) the proposal to ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal” and, collectively with the Trustee Proposal, the “Proposals”). Shareholders of the Company have no dissenters’ or appraisal rights in connection with any of the Proposals described herein.

In addition to mail, the Company’s officers, and personnel of the Adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

The Company will pay the costs and expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged EQ Fund Solutions, LLC, an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The costs of EQ Fund Solutions, LLC’s (“EQ Fund”) services in connection with the proxy solicitation are estimated to be $9,000.00, which will be paid by the Company, and the Company estimates that printing and mailing costs for the solicitation will total approximately $1,000.00.

VOTING INFORMATION

Record Date and Who May Vote

The Board selected October 7, 2026 as the Record Date. This means that if you were a registered shareholder with our transfer agent and registrar, U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, as of the close of business on the Record Date, you may vote your shares on the matters to be considered by our shareholders at the Annual Meeting. If your shares were held in “street name” on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Annual Meeting in accordance with your instructions. They have forwarded to you this Proxy Statement seeking your instructions on how you want your shares voted.

How to Vote

For shares held of record, you can vote your shares electronically via live webcast at the Annual Meeting or vote now by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope, or by calling a toll-free telephone number or using the Internet as further described on the enclosed proxy card. Telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you vote using either of these electronic means, you will save us return mail expense.

By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting. If you do attend the Annual Meeting, you can change your vote then, if you desire to do so.

If your shares are held in “street name”, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to routine matters. The Auditor Proposal is considered a routine matter under applicable rules. The Trustee Proposal is considered a non-routine matter under applicable rules. For non-routine matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. In either case, they will vote your shares as you direct on their voting instruction form. If you fail to provide voting instructions on the Trustee Proposal to your broker or nominee, your shares will be “broker non-votes” and will not be counted as a vote cast either for or against the Trustee Proposal. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares electronically via live webcast at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the enclosed voting instruction form for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those Common Shares held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

How to Revoke or Change Your Vote

For shares held of record, you may revoke a proxy or change your vote at any time before it is exercised by written notice to our Secretary, returning a properly executed, later-dated proxy or by voting electronically via live webcast at the Annual Meeting. Unless you attend the Annual Meeting and vote your shares electronically via live webcast, you should change your vote using the same method (by telephone, Internet or mail) that you first used to vote your shares. That way, Michael He, the inspector of election for the Annual Meeting, will be able to verify your latest vote. Please note that you cannot use the listen-only conference call to revoke your proxy or to vote.

For shares held in “street name”, you should follow the instructions in the voting instruction form provided by your broker or nominee to change your vote. If you want to change your vote as to shares held in “street name” by voting electronically via live webcast at the Annual Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of at least forty percent (40%) of the Common Shares issued and outstanding shall constitute a quorum for the Annual Meeting. There were 33,661,985.882 Common Shares outstanding on the Record Date, of which at least 13,464,794.35 must be present electronically via live webcast or represented by proxy at the Annual Meeting in order for a quorum to be present. Those shareholders accessing the Annual Meeting via listen-only conference call will not be deemed to be “present” for purposes of determining a quorum for the Annual Meeting. Broker non-votes will be counted as shares “present” for purposes of determining a quorum for the Annual Meeting.

If you attend the Annual Meeting or vote your shares using the enclosed proxy card or voting instruction form (including any telephone or Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting on a particular matter.

If a quorum is not present at the Annual Meeting, the presiding officer or the shareholders who are represented at the Annual Meeting or by proxy may adjourn the Annual Meeting to permit the further solicitation of proxies.

Vote Required and How Votes Are Counted

Trustee Proposal. The Trustees will be elected by an affirmative vote of a majority of the votes cast by shareholders present electronically via live webcast or by proxy at the Annual Meeting. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Auditor Proposal. Approval of the Auditor Proposal requires the affirmative vote of the holders of a majority of the votes cast by shareholders present electronically via live webcast or by proxy at the Annual Meeting. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on this proposal.

2 Represents an estimated common share count as of the Record Date based on the NAV of $24.70 per share as of September 1, 2026.

Broker Non-Votes. The Trustee Proposal is considered a non-routine matter under applicable rules. Accordingly, brokers will not have discretionary authority to vote any Common Shares held in “street name” by their customers on the Trustee Proposal. Any broker non-votes with respect to the Trustee Proposal will be counted for purposes of establishing a quorum but will not be counted as a vote cast either for or against the Trustee Proposal. The Auditor Proposal is considered a routine matter under applicable rules, and brokers will have discretionary authority to vote on the Auditor Proposal any Common Shares held in “street name” in the absence of voting instructions. As a result, there will be no broker non-votes with respect to the Auditor Proposal.

If you have any questions regarding the proxy materials, please contact EQ Fund at (866) 811-1442. If the enclosed proxy card is properly executed and received prior to the Annual Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” the Proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If (i) you are a member of a household in which multiple shareholders of the Company share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent (or deemed consent) to household material, then your broker or bank may send to your household only one copy of this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), unless your broker or bank has received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement and the 2025 Annual Report, the Company will deliver promptly to you, upon written or oral request, a separate copy of this Proxy Statement and the 2025 Annual Report at a shared address to which a single copy of the documents was delivered. To receive a separate copy of this Proxy Statement or the 2025 Annual Report, please contact EQ Fund by calling (866) 811-1442, or by mail to the Company’s principal executive offices at Antares Private Credit Fund, 320 South Canal Street, Suite 4200, Chicago, Illinois 60606. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain ownership information with respect to Common Shares, as of the Record Date, for each of our current Trustees, nominees and executive officers, for our Trustees and executive officers as a group and for each person known to us to beneficially own more than 5% of the outstanding Common Shares. With respect to persons known to us to beneficially own more than 5% of the outstanding Common Shares, we base such knowledge on beneficial ownership filings made by the holders with the Securities and Exchange Commission (“SEC”) and other information known to the Company.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date. The percentage ownership is based on 33,661,985.883 Common Shares outstanding as of the Record Date.

Unless otherwise indicated, to our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares owned by the shareholder and maintains an address c/o Antares Private Credit Fund, 320 South Canal Street, Suite 4200, Chicago, Illinois 60606.

3 Represents an estimated common share count as of the Record Date based on the NAV of $24.70 per share as of September 1, 2026.

Name and Address	Nature of Beneficial Ownership	Shares Beneficially Owned	Percentage
Beneficial Owners of More Than 5%
CPPIB Credit BDC Canada Inc.(1)	Beneficial	10,000,000	29.71%
Bryde Investment Limited Partnership(2)	Beneficial	3,000,000	8.91%

Independent Trustees(3)
Susan Bassett	N/A	—	—
Neil Rudd	N/A	—	—
Chen Yi (Jean) Hsu	N/A	—	—

Interested Trustees(3)
Vivek Mathew	N/A	—	—
Tyler Lindblad	N/A	—	—

Executive Officers Who Are Not Trustees(3)
Thomas Sweeney	N/A	—	—
Malvika Gupta	N/A	—	—
Steve Rubinstein	N/A	—	—
Andrew Packer	N/A	—	—
Michael Reardon	N/A	—	—
Trustees and Executive Officers as a Group (10 persons)	N/A	—	—

(1)	The address for CPPIB Credit BDC Canada Inc. is One Queen Street East, Suite 2500, Toronto, Ontario, Canada M5C 2W5.
(2)	The address for Bryde Investment Limited Partnership is c/o British Columbia Investment Management Corporation, 50 Pandora Ave, Victoria, British Columbia, Canada, V8W 0E4.
(3)	The address for all of the Fund’s officers and Trustees is Antares Private Credit Fund, c/o Antares Capital Credit Advisers LLC, 320 South Canal Street, Ste 4200, Chicago, IL 60606.

Dollar Range of Equity Securities Beneficially Owned by Trustees

The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s trustees as of the Record Date. Beneficial ownership for the below table has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities in the Company(1)
Name of Trustee
Independent Trustees
Susan Bassett	None
Neil Rudd	None
Chen Yi (Jean) Hsu	None

Interested Trustees
Vivek Mathew	None
Tyler Lindblad	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

PROPOSAL 1

ELECTION OF CLASS I TRUSTEES

The Board is currently composed of five Trustees, who are divided into two classes with staggered terms of three years, such that the term of office of each class expires at a meeting of shareholders held every three years. The terms of the Company’s Class I Trustees expire at the Annual Meeting. As such, the holders of the Company’s Common Shares are being asked to elect Susan Bassett and Tyler Lindblad as Class I Trustees of the Company, each to serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successors are duly elected and qualified. Ms. Bassett and Mr. Lindblad are currently serving as Class I Trustees of the Company and have consented to being named in this Proxy Statement and agreed to continue to serve as Class I Trustees if elected. If Ms. Bassett and Mr. Lindblad are not available to serve as a Trustee, proxies may be voted for the election of other persons selected by the Board. It is not anticipated that Ms. Bassett and Mr. Lindblad will be unable or unwilling to serve. Shareholders of the Company have no cumulative voting rights with respect to the election of trustees.

Information about the Nominees and Trustees

The following tables provide information concerning the Class I Trustee nominees and the other individuals serving as Trustees of the Company, as of the date of this Proxy Statement. The Class I Trustee nominees are listed first in the table under “Class I Trustee Nominees.” The term of the Class II Trustees expires in 2027.

The Board believes that each of the Trustees, including the Class I Trustee nominees, has the experience, qualifications, attributes and skills appropriate to serve as a Trustee of the Company, in light of the Company’s business and structure. The significance or relevance of a nominee’s or Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Adviser and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the shareholders. The Nominating and Governance Committee’s charter contains certain other factors that are considered by the Nominating and Governance Committee in identifying and evaluating potential nominees to serve as Trustees.

Based on each nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other Trustees, the Board has concluded that each nominee should continue to serve as a Trustee. Additionally, below is a brief discussion of the experience, qualifications, attributes and/or skills of each Class I Trustee nominee and continuing Trustee that led the Board, in consultation with the Nominating and Governance Committee, to conclude that each such individual should serve as a Trustee. There are no family relationships among any Trustees, Trustee nominees and executive officers of the Company.

The address for each listed individual is c/o Antares Private Credit Fund, 320 South Canal Street, Suite 4200, Chicago, Illinois 60606.

Class I Trustee Nominees

Name and Year of Birth	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
Independent Trustee

Susan Bassett (1963)	Trustee	Trustee since 2024; term expires 2026	Retired	3	Trustee - Antares Strategic Credit Fund, Director - Antares Strategic Credit Fund II LLC

Interested Trustee

Tyler Lindblad (1963)	Trustee and Vice President	Trustee since 2024; term expires 2026	Senior Managing Director and Chief Investment Officer at Antares Capital	3	Trustee - Antares Strategic Credit Fund, Director - Antares Strategic Credit Fund II LLC

*	“Fund Complex” includes the Company, Antares Strategic Credit Fund, and Antares Strategic Credit Fund II LLC, each managed by the Adviser.

Susan Bassett has served as Trustee since 2024. Ms. Bassett served as Managing Director at Antares Capital from 2015 to 2020 and its predecessor GE Capital from 2001 to 2015. Ms. Bassett worked in a variety of credit roles including managing the underwriting and portfolio management teams for Media and Technology, Broadly Syndicated Loans and Equity. Ms. Bassett’s last role at Antares Capital included reporting to the Chief Credit Officer with the responsibility for establishing reporting, policies and procedures for Antares Capital. From 1996-2001 Ms. Bassett was an SVP at Bank of America, responsible for originating, underwriting and managing a portfolio of leveraged middle market loans in the Northeast. In 1998 she became Portfolio Manager at an unregulated subsidiary of the bank focused on unitranche financing for smaller middle market companies. Ms. Bassett began her career in 1986 at The Chase Manhattan Bank. After completing the credit training program, she held roles of increasing responsibility in middle market lending. Ms. Bassett earned a B.A. in Government from St. Lawrence University in 1985. Ms. Bassett also serves as an independent trustee and independent director on the boards of Antares Strategic Credit Fund and Antares Strategic Credit Fund II LLC, respectively.

Tyler W. Lindblad has served as a Trustee and Vice President of the Company since 2024. Mr. Lindblad was one of the founding partners of Antares Capital Corporation, which was acquired by GE Capital in 2005. GE Capital is predecessor in interest to Antares Capital. Mr. Lindblad is senior managing director and Chief Investment Officer of Antares Capital and a member of the Adviser’s Investment Committee and Antares Capital Executive Committee. Mr. Lindblad is also a vice president of the Adviser. Prior to joining Antares Capital, Mr. Lindblad was a senior credit executive of lending for GE Capital’s commercial lending business in North America, where he was responsible for leading the underwriting, account management, portfolio management and risk management processes. While at GE Capital, he also served as chief risk officer of specialized finance and chief credit officer of Telecommunications, Media and Technology. Prior to forming Antares Capital Corporation, Mr. Lindblad held several roles at Heller Financial, Inc. Mr. Lindblad received a bachelor’s degree in economics from Dartmouth College and an MBA from Northwestern University Kellogg Graduate School of Management. He has 40 years of industry experience, including 29 years with Antares Capital and its predecessors in interest. Mr. Lindblad also serves as an interested trustee and interested director on the boards of Antares Strategic Credit Fund and Antares Strategic Credit Fund II LLC, respectively.

Class II Trustees with Term Expiring in 2027

Name and Year of Birth	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
Interested Trustee

Vivek Mathew (1977)	Trustee, Chief Executive Officer, and President	Trustee since 2024; term expires 2027	Senior Managing Director and Head of Asset Management at Antares Capital	3	Trustee - Antares Strategic Credit Fund, Director - Antares Strategic Credit Fund II LLC

Independent Trustees

Chen Yi (Jean) Hsu (1967)	Trustee	Trustee since 2025; term expires 2027	Retired; Global Head of Private Debt - CalPERS	3	Trustee - Antares Strategic Credit Fund, Director - Antares Strategic Credit Fund II LLC

Neil Rudd (1964)	Trustee	Trustee since 2024; term expires 2027	Retired	3	Trustee - Antares Strategic Credit Fund, Director - Antares Strategic Credit Fund II LLC

*	“Fund Complex” includes the Company, Antares Strategic Credit Fund, and Antares Strategic Credit Fund II LLC, each managed by the Adviser.

Vivek Mathew has served as Chief Executive Officer, President and Chairman of the Board since 2024. Mr. Mathew is Senior Managing Director and Head of Asset Management for Antares Capital and is a member of the Antares Capital Executive Committee. He also is president of Antares Capital Advisers LLC (“Antares Capital Advisers”) and a member of the Adviser’s Investment Committee. Prior to joining Antares Capital, Mr. Mathew was a managing director at J.P. Morgan Securities LLC, where he led the Global Primary CLO Business. Previously, Mr. Mathew was a vice president of Structured Finance at Deutsche Bank. Mr. Mathew received an A.B. in Economics from Harvard University. He has 26 years of industry experience and joined Antares Capital in May 2016. Mr. Mathew also serves as an interested trustee and interested director on the boards of Antares Strategic Credit Fund and Antares Strategic Credit Fund II LLC, respectively.

Chen Yi (Jean) Hsu has served as Trustee since 2025. Ms. Hsu retired from the role of global head of Private Debt at CalPERS in 2024. Ms. Hsu sat on CalPERS Investment Underwriting Committee, Operations and Administration Committee, and Total Fund Management Committee which determine the strategies and allocation for the Total Fund. She had served in several senior management positions during her 24 years at CalPERS including Managing Investment Director for Opportunistic Strategies. Prior to joining CalPERS, Ms. Hsu was an attorney in Taiwan focusing on banking and securities as well as corporate finance. Ms. Hsu is a Fulbright Scholar with an MBA from Wharton Business School, University of Pennsylvania. Ms. Hsu also serves as an independent trustee and an independent director on the boards of Antares Strategic Credit Fund and Antares Strategic Credit Fund II LLC, respectively.

Neil Rudd has served as Trustee since 2024. Mr. Rudd has over 30 years of diverse financial and business leadership experience in the middle-market commercial lending and asset management industry. He is one of the co-founders of both NXT Capital and Merrill Lynch Capital. He served as the Chief Financial and Administrative Officer of NXT Capital from its founding in 2010 until its sale in 2018. He then transitioned to the role of Chief Operating Officer of the company until his retirement in 2020. Mr. Rudd also co-founded Merrill Lynch Capital in 2001 and remained with the company until its sale in 2008. During this time, Mr. Rudd was initially the Director, Strategy and Business Development and subsequently served as Managing Director and Chief Operating Officer of the business. Mr. Rudd’s responsibilities included accounting and financial management, capital markets and fundraising, and third-party asset management. Mr. Rudd also has extensive experience in the build out, scaling and management of other corporate functions including information technology, servicing, marketing, legal, compliance and human resources. Mr. Rudd was previously the Senior Vice President of Corporate Strategy and Business Development and a Group Financial Officer of Heller Financial, Inc., a Director of Internal Audit at Transamerica Corporation and began his career as an auditor at Price Waterhouse. Mr. Rudd is currently an independent member of the board of directors of Billyard Insurance Group, a Canadian insurance brokerage, and serves as the chair of the Audit Committee. Mr. Rudd earned a B.A. in Accounting from the University of Northern Iowa and an M.B.A. in Finance and Marketing from Northwestern University. He is a Certified Public Accountant (Inactive). Mr. Rudd also serves as an independent trustee and an independent director on the boards of Antares Strategic Credit Fund and Antares Strategic Credit Fund II LLC, respectively.

Information About the Executive Officers Who Are Not Trustees

Set forth below is certain information about our executive officers who are not trustees:

Name and Year of Birth	Position	Length of Time Served	Principal Occupation During the Past Five Years
Thomas Sweeney (1983)	Chief Financial Officer and Principal Accounting Officer	2025	Managing Director - Antares Capital; Controller and Assistant Treasurer of BDCs - Oaktree Capital Management, L.P.

Malvika Gupta (1977)	Chief Compliance Officer	2024	Deputy General Counsel – Antares Capital; Attorney-Adviser and Senior Examiner – U.S. Securities and Exchange Commission

Steve Rubinstein (1978)	Vice President	2024	Managing Director – Antares Capital

Andrew Packer (1970)	Corporate Secretary	2024	Managing Director, Deputy General – Antares Capital

Michael Reardon (1985)	Treasurer	2026	Treasurer – Antares Capital

The address for each executive officer is Antares Private Credit Fund, c/o Antares Capital Credit Advisers LLC, 320 South Canal Street, Ste 4200, Chicago, IL 60606. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualified.

Thomas Sweeney. Mr. Sweeney has served as Chief Financial Officer of the Company, Antares Strategic Credit Fund and Antares Strategic Credit Fund II LLC since 2025. Mr. Sweeney is also a Managing Director and a senior finance professional at Antares Capital. Prior to joining Antares Capital, Mr. Sweeney was Controller and Assistant Treasurer of BDCs at Oaktree Capital Management, L.P. from 2017 to 2025, and a Vice President of financial reporting at Fifth Street Asset Management. In addition, Mr. Sweeney provided audit services to alternative asset management industry clients at Deloitte and Touche from 2005 to 2015. Mr. Sweeney holds a BS in Accounting from the State University of New York at Binghamton and is a New York State Certified Public Accountant.

Malvika Gupta. Ms. Gupta has served as Chief Compliance Officer of the Company, Antares Strategic Credit Fund and Antares Strategic Credit Fund II LLC since 2024. Ms. Gupta is also Chief Compliance Officer at Antares Capital. Prior to joining Antares Capital, Ms. Gupta served as an Attorney-Adviser and Senior Examiner in the SEC’s Private Funds Unit (PFU), where she specialized in the ERISA issues facing managers under exam. She has also worked at the U.S. Department of Labor’s EBSA on civil and criminal investigations. Her industry experience includes Merrill Lynch and Lehman, where she provided legal services regarding derivatives and other financial products. Ms. Gupta graduated from CUNY School of Law at Queens College and received her Bachelor of Arts in English and Philosophy from SUNY at Geneseo College.

Steve Rubinstein. Mr. Rubinstein has served as Vice President of the Company, Antares Strategic Credit Fund, and Antares Strategic Credit Fund II LLC since 2024. Mr. Rubinstein is a Managing Director and Senior Portfolio Manager within the Asset Management team at Antares Capital and is part of the Investment Team responsible for managing the Company’s portfolio. Prior to joining the Asset Management team, Mr. Rubinstein was most recently a Managing Director on the Junior Capital team where he was responsible for screening, underwriting and managing the unitranche and junior capital portfolio. Additionally, Mr. Rubinstein serves as a member of the Antares’ Liquid Credit Investment Committee. Mr. Rubinstein joined Antares in 2008 from Merrill Lynch Capital where he began his career and was responsible for structuring and underwriting sponsor-backed leverage finance transactions. Mr. Rubinstein graduated with a degree in finance from the University of Wisconsin-Madison and earned his MBA from Northwestern University’s Kellogg Graduate School of Management.

Andrew Packer. Mr. Packer has served as Secretary of the Company, Antares Strategic Credit Fund, and Antares Strategic Credit Fund II LLC since 2024. Mr. Packer has over 25 years of legal experience both in-house and at premier law firms. He currently serves as Chief Corporate Counsel for Antares Capital, where his legal responsibilities include representing the company and its affiliates with respect to corporate governance, board and committee matters, corporate finance, tax, finance, strategic initiatives, and other matters. Prior to Antares, Andrew served as senior counsel at GE Antares, where he focused on lending transactions and joint ventures, including the Senior Secured Loan Program and the Middle Market Growth Program. Previously, he held roles at Heller Financial Inc. and Altheimer & Gray after beginning his legal career with Katten Muchin Rosenman LLP. Andrew holds a bachelor’s degree in accounting and a JD degree from the University of Illinois.

Michael Reardon. Mr. Reardon joined Antares Capital in 2016. Mr. Reardon has served as Treasurer of the Company, Antares Strategic Credit Fund, and Antares Strategic Credit Fund II LLC since 2026. He is primarily responsible for the firm’s liquidity, banking relationships, cash management and debt compliance. He also serves on the Antares Liquidity Committee. Prior to Antares, Mr. Reardon worked at KPMG in Market and Treasury Advisory, where he worked with various clients on banking, debt compliance and liquidity management. He holds a B.A. in Finance from Miami University in Oxford, Ohio.

CORPORATE GOVERNANCE

Board Purpose and Leadership Structure

Our business and affairs are managed under the direction of the Board. The Board consists of five members, three of whom are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (each such Trustee, an “Independent Trustee”). Based on these independence standards and the recommendation of the Nominating and Governance Committee, the Board has affirmatively determined that the following Trustees are Independent Trustees: Susan Bassett, Chen Yi (Jean) Hsu, and Neil Rudd. The Board has considered certain portfolio investments and other transactions in which the Independent Trustees may have had a direct or indirect interest, including the transactions, if any, described under the heading “Certain Relationships and Related-Party Transactions” in evaluating each Independent Trustee’s independence under the 1940 Act and the Board determined that no such transaction would impact the ability of any such Independent Trustee to exercise independent judgment or impair his or her independence.

The Board elects our officers, who serve at the discretion of the Board. Under our Bylaws, our Board may designate one of our Trustees as chair to preside over meetings of our Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our Board. The Board has appointed Mr. Mathew to serve in the role of chairperson of the Board. The chairperson’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, counsel and other Trustees generally between meetings. The chairperson serves as a key point person for dealings between management and the Trustees. The chairperson also may perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.

The responsibilities of the Board include, among other things, the oversight of our investment activities, oversight of our investment valuation process, oversight of our financing arrangements and corporate governance activities. Our Board performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board and are comprised solely of Independent Trustees, (ii) by working with the Company’s Chief Compliance Officer to monitor risk in accordance with the Company’s compliance policies and procedures, and (iii) by reviewing risk management processes throughout the year and requesting periodic reports from the Company’s investment adviser regarding risk management, including reports on cybersecurity.

As described above in more detail under “Audit Committee” and “Nominating and Governance Committee,” the Audit Committee and the Nominating and Governance Committee assist the Board in performing its risk oversight function and fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, assisting the Board in fulfilling the Board’s oversight responsibilities relating to the Company’s systems of internal controls over financial reporting, audits of the Company’s financial statements and disclosure controls and procedures, and discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies. The Nominating and Governance Committee’s risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of trustees, identifying, evaluating and nominating directors to fill vacancies on the Board or to stand for election by the Company’s shareholders, reviewing the Company’s policies relating to corporate governance, and overseeing the evaluation of the Board and its committees.

The Board also performs its risk oversight function and fulfills its risk oversight responsibilities by working with the Company’s Chief Compliance Officer to monitor risk in accordance with the Company’s policies and procedures. The Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by and discussed with the Board, addresses at a minimum (i) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer reports to the Board on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

The Board has determined that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of Trustees and the full board in a manner that enhances effective oversight. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us. We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we will be subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations.

Board Meetings and Attendance

We require each Trustee to make a diligent effort to attend all Board and committee meetings. During 2025, including both regularly scheduled and special meetings, the Board met a total of four times, the Audit Committee met a total of four times and the Nominating and Governance Committee met a total of three times. During 2025, all Trustees attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. The Audit Committee met with the Company’s independent registered public accounting firm outside of the presence of management at least once each quarter.

The Trustees are encouraged to attend the Company’s annual meetings of shareholders. The Annual Meeting is the Company’s first annual meeting of shareholders.

Standing Board Committees

The Board currently has, and appoints the members of, a standing Audit Committee and Nominating and Governance Committee and may establish additional committees from time to time as necessary. Each of those committees is comprised entirely of Independent Trustees and has a written charter approved by the Board, each of which is available on our website at https://www.antaresbdc.com in the “Resources” section. The current members of the standing committees, as of the Record Date, are identified in the following table.

Board Committees
Independent Trustee	Audit	Nominating and Governance

Susan Bassett	☒	Chair

Chen Yi (Jean) Hsu	☒	☒

Neil Rudd	Chair	☒

Audit Committee

The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in selecting, engaging and discharging our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm (including compensation therefor), reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls over financial reporting. The Audit Committee will also have principal oversight of the valuation process used to establish the Company’s NAV. The Audit Committee is presently composed of three persons, including Mr. Rudd, Ms. Bassett and Ms. Hsu, all of whom are considered independent for purposes of the 1940 Act. Mr. Rudd serves as the chair of the Audit Committee. Our Board has determined that Mr. Rudd qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. Each of the members of the Audit Committee meets the independence requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Adviser as defined in Section 2(a)(19) of the 1940 Act.

Nominating and Governance Committee

The Nominating and Governance Committee operates pursuant to a charter approved by our Board. The charter sets forth the responsibilities of the Nominating and Governance Committee, including making nominations for the appointment or election of Independent Trustees. The Nominating and Governance Committee consists of three persons, including Mr. Rudd, Ms. Bassett and Ms. Hsu, all of whom are considered independent for purposes of the 1940 Act. Ms. Bassett serves as the chair of the Nominating and Governance Committee.

The Nominating and Governance Committee will consider nominees to the Board recommended by a shareholder, if such shareholder complies with the advance notice provisions of our Bylaws. Our Bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders must deliver timely written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the Bylaws.

The Nominating and Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the Nominating and Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, ethnic background, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending trustee nominees. The Nominating and Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting trustee nominees is consistent with the goal of creating a board of trustees that best serves our needs and the interests of our shareholders.

Compensation Committee Interlocks and Insider Participation

We currently do not have a compensation committee of our Board and our Board does not make determinations regarding compensation of executive officers because we do not directly pay any compensation to our executive officers. None of our executive officers serves or has served as a member of the board of trustees, compensation committee or other board committee performing equivalent functions of any entity that has any relationships with us of the type that is required to be disclosed in this Proxy Statement under Item 407(e)(4) of Regulation S-K.

Compensation of Executive Officers and Trustees

(a) Compensation of Executive Officers

We do not currently have any employees. None of our officers receives direct compensation from us. We have agreed to reimburse the Adviser, in its capacity as our administrator, for its costs, expenses and allocable portion of overhead, including compensation (including salaries, bonuses and benefits) paid by it (or its affiliates) to the Company’s chief compliance officer and chief financial officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to the business and affairs of the Company). In addition, to the extent that the Adviser outsources any of its administrative functions, including to a sub-administrator, we will pay the fees associated with such functions at cost.

(b) Compensation of Trustees

Our Trustees who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in the board and committee meetings and annual fees for serving as a committee chairperson. These Trustees are Mr. Rudd, Ms. Bassett and Ms. Hsu. Amounts payable under the arrangement are determined and paid quarterly in arrears as follows:

				Annual Committee Chair Cash Retainer
Aggregate Fund Net Asset Value of Antares Private Credit Fund, Antares Strategic Credit Fund and Antares Strategic Credit Fund II LLC	Annual Compensation	Board Meeting Fee	Audit Committee Meeting Fee	Audit	Nominating and Governance
Less than $1.5 billion	$137,500	$5,000	$2,000	$20,000	$5,000
$1.5 billion - $5.0 billion	$175,000
$5.0 billion - $10.0 billion	$212,500

We also reimburse each of the Trustees for all reasonable and authorized business expenses in accordance with our policies as in effect from time to time, including reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting not held concurrently with a board meeting.

We will not pay compensation to our Trustees who also serve in an executive officer capacity for us or the Adviser.

  The above compensation shall be allocated between Antares Strategic Credit Fund, Antares Strategic Credit Fund II LLC and us based on each fund’s NAV at the beginning of the relevant quarter.

The following table shows information regarding the compensation earned by the Trustees for the fiscal year ended December 31, 2025.

Name of Trustee	Aggregate Compensation From the Company(1)	Aggregate Compensation from Fund Complex(2)
Independent Trustees
Neil Rudd	$59,690	$206,873
Susan Bassett	$55,845	$193,733
Chen Yi (Jean) Hsu	$31,260	$125,091
Interested Trustees(3)
Vivek Mathew	$0	$—
Tyler Lindblad	$0	$—

(1)	The Company did not award any portion of the fees earned by the Trustees in stock or options during the year ended December 31, 2025. The Company does not have a profit-sharing plan and Trustees do not receive any pension or retirement benefits from the Company.

(2)	“Fund Complex” includes the Company, Antares Strategic Credit Fund and Antares Strategic Credit Fund II LLC.

(3)	Mr. Mathew and Mr. Lindblad are each an “interested person” and, as such, receive no compensation from the Company for their service as Trustees.

Code of Ethics and Insider Trading Policy

As required by Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, we and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. This code of ethics is available on the EDGAR Database at the SEC’s internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

In addition, the Company has adopted insider trading policies and procedures applicable to us, our officers, and our Trustees, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations. The Company’s insider trading policies and procedures are filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Committee Charters

We maintain a corporate governance section on our website, which contains copies of the charters for the committees of our Board. The corporate governance section may be found at https://www.antaresbdc.com in the “Resources” section. The corporate governance section contains the following documents:

●	Audit Committee Charter; and

●	Nominating and Governance Committee Charter.

The Company has adopted a Code of Conduct (the “SOX Code of Conduct”). The SOX Code of Conduct has been adopted by the Board pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, as amended, and constitutes the sole code of business conduct adopted by the Company for purposes thereof. The Board adopted the SOX Code of Conduct in order to establish policies, guidelines and procedures that promote ethical practices and conduct by the Company and its principal executive officer, principal financial officer, principal accounting officer or controller, as well as the Company’s trustees, officers, and employees (if any) (collectively, the “Covered Persons”). All Covered Persons are responsible for maintaining the level of integrity and for complying with the policies contained in the SOX Code of Conduct. In addition, each Covered Person is required to acknowledge that he or she has received, read and understands the SOX Code of Conduct and agrees to comply with the policies and procedures contained therein at the time of becoming a Covered Person and annually thereafter. The Company intends to disclose substantive amendments to, or waivers from, the SOX Code of Conduct as provided by SEC rules.

Each of the above listed corporate governance documents is available in print to any shareholder who requests a copy in writing to Antares Private Credit Fund, 320 South Canal Street, Suite 4200, Chicago, IL 60606.

Certain Relationships and Related-Party Transactions

Investment Advisory Agreement

On October 16, 2024, the Board approved an investment advisory agreement with the Adviser (“Investment Advisory Agreement”), pursuant to which the Adviser manages the Company on a day-to-day basis. Under the terms of the Investment Advisory Agreement, the Adviser is responsible for determining the composition of the Company’s portfolio, identifying investment opportunities and making investment decisions, monitoring investments, performing due diligence on prospective portfolio companies, and negotiating, obtaining and managing financing facilities and other forms of leverage. The Company pays the Adviser fees for its services under the Investment Advisory Agreement. The fees consist of two components: a management fee and an incentive fee. The cost of both the management fee and the incentive fee are ultimately borne by the Company’s shareholders. The Adviser agreed to waive all management and incentive fees through the first six months following the effective date of the Company’s registration statement on Form N-2, which was declared effective on February 12, 2025. As of August 13, 2025, coinciding with the end of the fee waiver period, the Company is responsible for the payment of management and incentive fees to the Adviser, pursuant to the terms of the Investment Advisory Agreement. For the year ended December 31, 2025, the Company incurred management fees of $8.5 million, before impact of waived fees. For the year ended December 31, 2025, the Adviser elected to waive $5 million, resulting in $3.5 million in management fees net of waiver. For the year ended December 31, 2025, the Company incurred income based incentive fees of $9.5 million, of which the Adviser elected to waive $5.8 million, resulting in $3.7 million in income based incentive fees net of waiver.

Administration Agreement

On October 16, 2024, the Board approved the administration agreement (the “Administration Agreement”) with Antares Capital Credit Advisers LLC (in such role, the “Administrator”). Under the terms of the Administration Agreement, the Administrator provides, or oversees the performance of, administrative and compliance services, including, but not limited to, maintaining financial records, overseeing the calculation of NAV, compliance monitoring (including diligence and oversight of the Company’s other service providers), preparing reports to shareholders and reports filed with the SEC, preparing materials and coordinating meetings of the Company’s Board, managing the payment of expenses and the performance of administrative and professional services rendered by others and providing office space, equipment and office services.

The Company reimburses the Administrator for its costs, expenses and allocable portion of overhead (including compensation of personnel performing administrative duties) in connection with the services performed for the Company pursuant to the terms of the Administration Agreement. For the year ended December 31, 2025, the Company incurred administrative service fees of $0.7 million.

Sub-Administration Agreement

In addition, pursuant to the terms of the Administration Agreement, the Administrator may delegate its obligations under the Administration Agreement to an affiliate or to a third party and the Company reimburses the Administrator for any services performed for the Company by such affiliate or third party.

The Administrator engaged U.S. Bancorp Fund Services, LLC to assist with sub-administration and fund accounting services.

Expense Support Agreement

On October 16, 2024, the Board approved an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Adviser. Pursuant to the Expense Support Agreement, the Adviser is obligated to advance all of the Company’s Other Operating Expenses (defined below) (each, a “Required Expense Payment”) to the extent that such expenses do not exceed 1.00% (on an annualized basis) of the Company’s NAV. Any Required Expense Payment must be paid by the Adviser to the Company in any combination of cash or other immediately available funds and/or offset against amounts due from the Company to the Adviser or its affiliates. The Adviser may elect to pay certain additional expenses on the Company’s behalf (each, a “Voluntary Expense Payment” and together with a Required Expense Payment, the “Expense Payments”), provided that no portion of the payment will be used to pay any interest expense of the Company. Any Voluntary Expense Payment that the Adviser has committed to pay must be paid by the Adviser to the Company in any combination of cash or other immediately available funds no later than forty-five (45) days after such commitment was made in writing, and/or offset against amounts due from the Company to the Adviser or its affiliates. “Other Operating Expenses” means the Company’s total organization and offering expenses, professional fees, trustee fees, administration fees, and other general and administrative expenses (including the Company’s allocable portion of compensation (including salaries, bonuses and benefits), overhead (including rent, office equipment and utilities) and other expenses incurred by the Administrator in performing its administrative obligations under the Administration Agreement), excluding the Management Fee and Incentive Fee owed to the Adviser, financing fees and costs, brokerage commissions, placement agent fees, costs and expenses of distributing and placing the Common Shares, extraordinary expenses and any interest expenses owed by the Company, all as determined in accordance with GAAP.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Company’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Company shall pay such Excess Operating Funds, or a portion thereof, to the Adviser until such time as all Expense Payments made by the Adviser to the Company within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Company shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) the Company’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Company’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses) and (iii) dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any month shall be made if: (1) the Effective Rate of Distributions Per Share declared by the Company at the time of such Reimbursement Payment is less than the Effective Rate of Distributions Per Share at the time the Expense Payment was made to which such Reimbursement Payment relates, (2) the Company’s Operating Expense Ratio at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the Expense Payment was made to which such Reimbursement Payment relates, or (3) the Company’s Other Operating Expenses at the time of such Reimbursement Payment exceeds 1.00% of the Company’s NAV. “Effective Rate of Distributions Per Share” means the annualized rate (based on a 365 day year) of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to distribution and shareholder servicing fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to the Adviser, shareholder servicing and/or distribution fees, and interest expense, by the Company’s net assets. “Operating Expenses” means all of the Company’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies.

The Company’s obligation to make a Reimbursement Payment shall automatically become a liability of the Company on the last business day of the applicable calendar month, except to the extent the Adviser has waived its right to receive such payment for the applicable month. In addition, effective October 31, 2024, the Company and the Adviser entered into a waiver letter agreement (the “Waiver Letter Agreement”), pursuant to which the Adviser agreed to waive any reimbursement by the Company for any of the Company’s organization expenses, operating expenses and offering expenses the Adviser incurs or has incurred on the Company’s behalf in an aggregate amount not to exceed $2 million. The Waiver Letter Agreement includes reimbursement provisions substantially similar to the reimbursement provisions included in the Expense Support Agreement. For the year ended December 31, 2025, the Adviser waived $0.7 million, pursuant to the Expense Support Agreement.

Co-Investment Opportunities

The Company and the Adviser have received an exemptive order (the “Order”) from the SEC that permits the Company, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and/or its affiliates, subject to certain terms and conditions. Under the terms of the Order, a majority of our Independent Trustees must reach certain conclusions in connection with certain co-investment transactions (e.g., in the case of follow-on investments in an existing issuer in which affiliates, but not the Company, have an existing investment, and non-pro rata follow-on investments in, and dispositions of, securities of an existing issuer), including that (i) the terms of the proposed transaction are reasonable and fair to the Company and its shareholders and do not involve overreaching in respect of the Company or its shareholders on the part of any person concerned, and (ii) the transaction is consistent with the interests of the Company’s shareholders and is consistent with the Company’s then-current investment objectives and strategies. The Company may determine to participate or not to participate, depending on whether the Adviser determines that the investment is appropriate for the Company (e.g., based on investment strategy). The co-investment would generally be allocated to the Company and the other Antares Lending Platform funds that target similar assets in accordance with the Adviser’s allocation policy. If the Adviser determines that such investment is not appropriate for the Company, the investment will not be allocated to the Company.

Related-Party Transaction Policy

The Audit Committee conducts quarterly reviews of any potential related-party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics. Each of our trustees and executive officers is instructed and periodically reminded to inform the Company’s Chief Compliance Officer of any potential related-party transactions. In addition, each such trustee and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related-party transactions.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who own 10% or more of the Company’s Common Shares, to file reports of ownership and changes in ownership of its equity securities with the SEC. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, the Company believes that its trustees, executive officers and 10% or more beneficial owners complied with all Section 16(a) filing requirements during the fiscal year ended December 31, 2025, with the following exceptions: (1) a Form 3 for Jean Hsu in connection with her appointment to the Board on June 2, 2025; and (2) a Form 3 for Thomas Sweeney in connection with his appointment as Chief Financial Officer and Principal Accounting Officer of the Company on December 1, 2025.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I TRUSTEE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2 – RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting of the Board held on March 10, 2026, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved the selection of Deloitte & Touche LLP (“Deloitte”) to act as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. The holders of the Company’s Common Shares are being asked to ratify this selection of Deloitte as independent registered public accounting firm for the Company. Deloitte has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this appointment in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. Representatives of Deloitte are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders if necessary. Representatives of Deloitte will be given the opportunity to make a statement at the Annual Meeting, if they so desire.

Audit Fees: Fees included in the audit fees category are those associated with the annual audit of the Company’s consolidated financial statements and services that are normally provided in connection with statutory and regulatory filings. Aggregate audit fees incurred by the Company for the years ended December 31, 2025 and 2024 were $470,000 and $135,000, respectively.

Audit-Related Fees: Audit-related fees are for any services rendered to the Company that are reasonably related to the performance of the audits or reviews of the Company’s consolidated financial statements (but not reported as audit fees). These services may include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards, agreed-upon procedures and/or audits of seed financial statements.

For the years ended December 31, 2025 and 2024, $48,000 and $0, respectively, in audit related fees were billed by Deloitte & Touche LLP to the Adviser, or any entity controlling, controlled by, or under common control with, the Adviser, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting.

Tax Services Fees: Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accounting firm’s tax division except those services related to the audits. This category comprises fees for services provided in connection with the preparation and review of the Company’s tax returns and tax advice.

No tax fees were billed by Deloitte to the Adviser, or any entity controlling, controlled by, or under common control with, the Adviser, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2025 and 2024.

All Other Fees: No fees were billed by Deloitte for products and services provided to the Company, other than the services reported in “Audit Fees and Audit-Related Fees” above, for the years ended December 31, 2025 and 2024.

No other fees were billed by Deloitte to the Adviser, or any entity controlling, controlled by, or under common control with, the Adviser, that provides ongoing services to the Company, for engagements directly related to the Company’s operations and financial reporting, for the years ended December 31, 2025.

Aggregate Non-Audit Fees: No non-audit fees were billed to the Adviser and service affiliates by Deloitte for non-audit services for the years ended December 31, 2025 and 2024. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

Pre-approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with this policy, the Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2026.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF Deloitte & Touche LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Audit Committee Report4

The following is the report of the Audit Committee of Antares Private Credit Fund (the “Company”) with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2025 (the “Audited Financial Statements”).

The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “Commission”); and (c) received written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration and review of the Audited Financial Statements and the discussions referred to above with management and Deloitte, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Audited Financial Statements be accepted by the Board of Trustees and included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Commission.

October 9, 2026

The Audit Committee

Neil Rudd

Susan Bassett

Jean Hsu

(4) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Trustees do not intend to present any other business at the Annual Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

COMMUNICATIONS WITH THE BOARD

All interested parties, including shareholders, may send communications to the Board, the Independent Trustees, the Chairman or any other individual trustee, by addressing such communication to the Board, the Independent Trustees, the Chairman or to the individual trustee, c/o Antares Private Credit Fund, 320 South Canal Street, Suite 4200, Chicago, Illinois 60606.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at our website at https://www.antaresbdc.com or, without charge, by writing Antares Private Credit Fund, 320 South Canal Street, Suite 4200, Chicago, Illinois 60606. Copies of such reports are also posted and are available without charge posted via EDGAR on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

The principal address of the Company’s investment adviser is Antares Capital Credit Advisers LLC, 320 South Canal Street, Suite 4200, Chicago, Illinois 60606.

SHAREHOLDER PROPOSALS

The Company expects that its 2027 annual meeting of shareholders (the “2027 Annual Meeting”) will be held in November 2027, but the exact date, time and location of such meeting have yet to be determined. Any shareholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2027 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive offices at 320 South Canal Street, Suite 4200, Chicago, Illinois 60606 no later than June 11, 2027, and that such proposal complies with all applicable requirements of Rule 14a-8.

The Company’s bylaws contain an advance notice provision requiring that a shareholder who intends to present a proposal for the nomination of a trustee or other business at the 2027 Annual Meeting (other than a shareholder proposal to be included in our proxy materials pursuant to Rule 14a-8), must timely submit notice of the proposal in writing to the Secretary of the Company, c/o Antares Private Credit Fund, 320 South Canal Street, Suite 4200, Chicago, Illinois 60606 and otherwise comply with the advance notice provisions and other requirements of our bylaws, a copy of which is on file with the SEC, and may be obtained from our Secretary upon request.

The advance notice provisions of our bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the shareholders at the 2027 Annual Meeting must be delivered in writing to our Secretary and received no later than June 11, 2027 or earlier than May 12, 2027 and must otherwise be a proper matter for action by the shareholders. We advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and trustee nominations, including but not limited to the different notice submission date requirements in the event that the date of the mailing of the notice for the 2027 Annual Meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the 2026 Annual Meeting. The above procedures and requirements are only a summary of the provisions in our bylaws regarding shareholder nominations of trustees and proposals of business to be considered by the shareholders. Please refer to our bylaws for more information on shareholder proposal requirements.

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

It is important that proxies be returned promptly. If you will not attend the Annual Meeting electronically via live webcast, we urge you to sign, date and promptly return the enclosed voting instruction form or proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote as soon as possible.

Chicago, Illinois

October 9, 2026

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]REG LINE1 REG LINE2 REG LINE3 REG LINE4 REG LINE5 SHAREHOLDER’S REGISTRATION PRINTED HERE *BOXES FOR TYPSETTING PURPOSES ONLY* VOTE BY MAIL Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope Antares Private Credit Fund Proxy For the Annual Meeting of Shareholders to Be Held on November 13, 2026 The undersigned, revoking prior proxies, hereby appoints Andrew Packer and Jonathan Jacobs, and each of them, as proxies of the undersigned, granted in connection with the voting of the shares hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of shareholders of Antares Private Credit Fund (the “Fund”) to be held virtually on November 13, 2026, at 10:00 AM Eastern time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (866) 811-1442. Representatives are available to assist you Monday through Friday 9AM to 10PM ET. Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at vote.proxyonline.com/antares/docs/proxy.pdf VOTE BY PHONE To reach an automated touch-tone voting line (888) 227-9349 To speak with a live representative Monday through Friday 9 AM to 10 PM ET. (866) 811-1442 PROXY CARD VOTE ON THE INTERNET Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day. vote.proxyonline.com SIGN, DATE AND VOTE ON THE REVERSE SIDE VOTER PROFILE: Voter ID: 123456789 Security ID: 123456789 Shares Held: confidential Household ID: 000000 VOTE REGISTERED TO: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234567891012

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE] Antares Private Credit Fund This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Annual Meeting. THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS. TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ● PROPOSAL(S): FOR AGAINST ABSTAIN 1. To elect two Class I Trustees of the Company who will serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified i. Susan Bassett ○ ○ ○ ii. Tyler Lindblad ○ ○ ○ 2. To ratify the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 ○ ○ ○ To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appears on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. _____________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _____________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE PROXY CARD